---- THE EUROPEAN WARRANT FUND, INC.

Dear Fellow Shareholder:

    I am pleased to present the Annual Report for the European Warrant Fund, Inc. (the "Fund") for the year ended March 31, 2002 (the "Reporting Period"). During the Reporting Period, world-wide equity markets were plagued by numerous economic and geopolitical concerns. Continued fallout from the burst of the technology bubble, a rise in the U.S. and European unemployment rates, the lackluster performance of the Euro, the tragic events of September 11th and its aftermath, the collapse of Enron, and escalating tensions in the Middle East have all weighed heavily on the investor's psyche. As a result the Fund had a negative aggregate total return over the Reporting Period of (44.52%) based on net asset value ("NAV") and (41.19%) based on market price for the Reporting Period. The Fund was outperformed by the Financial Times/Standard & Poors Actuaries Europe Index in United States ("U.S.") Dollars (the "benchmark") , which returned (6.68%) during the same period. The Fund's annualized NAV total returns for the three, five, and ten year periods ending March 31, 2002, were (32.65%), (11.68%), and 6.51%, respectively. The benchmark is a broad index on the European equity market in U.S. dollars which includes the major European countries including the United Kingdom, but excluding Eastern Europe. The Fund is a unique product which invests primarily in equity warrants of Western Europe. In view of the fact that neither the Fund's benchmark nor any other recognized benchmark composite includes warrants as part of its index, it is important to bear in mind that the correlation between the Fund and its benchmark is imperfect.

    At the close of 2001 calendar year, the Fund did not have an income dividend or capital gain distribution requirement. Further information on the economic review and Fund's investment policy is detailed below.

ECONOMIC REVIEW

   Following the sharp decline in equity prices last September, we are seeing more and more signs that the world economy has stabilized and that European stock markets are poised to regain most of the losses from that quarter. The rebound has been mainly driven by the persistently loose monetary policy of the U.S. Federal Reserve (the "Fed"). Through January 2002, the Fed continued to find signs of weakness in the U.S. economy. It had reduced the Fed Funds Rate by 75 basis points in the last quarter of 2001 and by 325 basis points during the Reporting Period. Only at its most recent meeting did the Fed change its bias to a more neutral outlook, continuing to keep the rate steady at 1.75%. With European equity funds maintaining higher than normal cash holdings, there is also a much higher degree of liquidity in the European financial system. Earnings expectations for both European and U.S. technology companies have also been lowered to a point where disappointment has become less likely. Thus, technology has performed quite nicely over the short-run. Preference was also given to cyclical sectors and raw materials, whereas the so-called stable sectors, such as utilities and pharmaceuticals have fared poorly. Finally, the American consumer's confidence level has steadily risen by nearly 23% from its low in November 2001.

Past performance is no indication of future results. More recent returns may be more or less than those shown. Performance figures given assume reinvestment of dividends at market and do not take into account any adjustment for taxes payable on reinvested distributions. Performance data for the Fund reflects expense waivers in effect. Without such waivers, total returns for the Fund would have been lower. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Indices do not incur expenses and are not available for investment.

------ THE EUROPEAN WARRANT FUND, INC.

   Despite the positive indicators of late, European equity indices have been trapped in a narrow trading range for the 3 months ended March 31, 2002. Increased concerns about the pace of the economic recovery and the deepening crisis in Argentina weighed heavily on the markets. The "Enron" crisis brought to light several accounting issues, which have caused investors to question the validity of pro-forma earnings. Consequently, conglomerates and companies that have carried intangible assets such as goodwill on their balance sheets have been punished. Though the impact of this has been minimal for European companies, the overall effect on performance was negative.

    Immediately following September 11th, not only did global equity valuations plummet, but volatility rose sharply. In many equity indices, volatility levels approached points not seen since the widespread Crash of 1998. Volatility greatly impacts option premiums, which also reached long-term highs last autumn. During the last six months of the Reporting Period, as concerns over the political and economical environment cooled, volatility levels have retreated significantly toward the mean. Since its high in September 2001, the VDAX index, which represents the implied volatility of the German DAX index assuming a constant 45 days remaining until expiration, has eroded from above 45 to below
20. The graph below illustrates that trend.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  VDAX    VOLATILITY (%)
09/03/01           25.83
09/04/01           25.08
09/05/01           26.83
09/06/01           28.44
09/07/01           30.15
09/10/01           32.36
09/11/01           29.64
09/12/01           38.86
09/13/01           36.41
09/14/01           43.39
09/17/01           44.92
09/18/01           39.32
09/19/01           39.31
09/20/01           44.19
09/21/01           46.85
09/24/01           41.89
09/25/01           41.84
09/26/01           40.78
09/27/01           39.06
09/28/01           35.87
10/01/01           36.63
10/02/01           37.23
10/03/01           34.30
10/04/01           35.46
10/05/01           37.13
10/08/01           37.30
10/09/01           36.22
10/10/01           33.91
10/11/01           33.57
10/12/01           36.18
10/15/01           36.81
10/16/01           35.20
10/17/01           36.47
10/18/01           37.47
10/19/01           38.11
10/22/01           35.12
10/23/01           33.54
10/24/01           33.58
10/25/01           34.83
10/26/01           33.24
10/29/01           35.23
10/30/01           36.92
10/31/01           36.49
11/01/01           36.17
11/02/01           36.26
11/05/01           33.91
11/06/01           35.15
11/07/01           33.22
11/08/01           31.70
11/09/01           31.71
11/12/01           34.21
11/13/01           31.27
11/14/01           31.50
11/15/01           30.43
11/16/01           29.28
11/19/01           28.27
11/20/01           28.30
11/21/01           27.90
11/22/01           26.51
11/23/01           25.74
11/26/01           25.99
11/27/01           26.95
11/28/01           28.00
11/29/01           27.81
11/30/01           26.78
12/03/01           27.17
12/04/01           26.47
12/05/01           25.21
12/06/01           26.02
12/07/01           25.98
12/10/01           26.66
12/11/01           26.69
12/12/01           27.53
12/13/01           28.28
12/14/01           28.30
12/17/01           27.09
12/18/01           27.80
12/19/01           27.89
12/20/01           28.35
12/21/01           27.34
12/27/01           26.70
12/28/01           26.07
01/02/02           27.44
01/03/02           25.85
01/04/02           25.11
01/07/02           25.84
01/08/02           25.48
01/09/02           25.12
01/10/02           25.99
01/11/02           25.48
01/14/02           27.12
01/15/02           27.10
01/16/02           27.95
01/17/02           26.70
01/18/02           26.34
01/21/02           26.77
01/22/02           26.76
01/23/02           25.05
01/24/02           23.83
01/25/02           23.54
01/28/02           23.49
01/29/02           24.41
01/30/02           24.88
01/31/02           23.81
02/01/02           23.33
02/04/02           24.64
02/05/02           25.66
02/06/02           27.24
02/07/02           26.52
02/08/02           26.38
02/11/02           25.52
02/12/02           25.87
02/13/02           25.22
02/14/02           24.69
02/15/02           25.22
02/18/02           25.32
02/19/02           26.18
02/20/02           26.33
02/21/02           25.22
02/22/02           26.07
02/25/02           25.00
02/26/02           24.30
02/27/02           23.66
02/28/02           23.45
03/01/02           22.38
03/04/02           22.71
03/05/02           22.83
03/06/02           22.61
03/07/02           23.00
03/08/02           22.57
03/11/02           22.65
03/12/02           23.01
03/13/02           22.09
03/14/02           22.22
03/15/02           21.68
03/18/02           21.76
03/19/02           21.13
03/20/02           21.30
03/21/02           20.74
03/22/02           20.17
03/25/02           20.30
03/26/02           19.86
03/27/02           19.05
03/28/02           19.00

Source: Bloomberg

    Stock prices usually anticipate an economic rebound at an early stage. We anticipate that the earnings situation in Europe will improve from the second half of 2002 onwards, however, ongoing geopolitical uncertainties with their implications on energy prices and the discussions about the possible structural implications for the global economy are acting as negative catalysts.

INVESTMENT POLICY

   Since the Fund invests primarily in warrants, the movement of the underlying assets are amplified by the amount of leverage in the warrants. The investment strategy of the Fund is to outperform European equity

------ THE EUROPEAN WARRANT FUND, INC.

markets in rising markets by employing leverage through derivative securities. The goal is to achieve significant outperformance in bull markets. Compared to holding the underlying shares, leverage makes ongoing risk control an important management tool. To implement our risk/return strategy we have defined three ranges of delta-ratios. The delta-ratio measures the total leverage of the net asset value.

    Currently, the Fund's delta ranges are such that the bearish range is between 1.00 and 1.25, the neutral range is between 1.25 and 1.50 and the bullish range is between 1.50 and 3.00. The Fund may from time to time have a delta-ratio below 1.00. A high delta ratio means high risk compared to the European equity markets and outperformance in bull markets and, conversely, underperformance in bear markets. On the other hand, a low delta-ratio (i.e. below 1.00) means reduced risk compared to the equity markets and underperformance in bull markets and, conversely, outperformace in bear markets. If the European equity market rises during a period when the Fund's delta ratio is below 1.00, the Fund can be expected to underperform the equity market. The amount of the Fund's underperformance relative to the European equity market would depend on how much below 1.00 the Fund's delta-ratio is at the time of the rise in the European equity markets.

    In the days prior to September 11th, the Fund had adopted a low delta strategy. With the sharp decline in global equity valuations immediately following the attacks, the Fund performed comparatively well. The Fund NAV was down (8.17%) and up 6.71% in market price in September 2001 versus its benchmark which posted a negative (10.45%) return. October, however, was a different story. Fears and uncertainties over the prospects of other acts of terrorism subsided. With a low delta strategy in place, the Fund fell (21.00%) in terms of NAV and (34.94%) in market value for the month. By November, the Fund shifted to a higher delta strategy and began taking longer positions in cyclical stocks. This helped the Fund regain some of its losses. Since that time, however, the equity markets have remained relatively flat. In turn, the Fund suffered from the decline in volatility and from time decay on its warrant positions. To cope with volatility and time decay, the Fund has invested in positions with a relative low vega risk and in positions that have a low time decay. Vega is a measure of the sensitivity of a warrant to changes in volatility. A good example of this is our position in a bull spread on the DJ Euro Stoxx 50. Another example is the Fund's position in warrants with a low strike price (i.e. 50% of the current share price) like our position in Carrefour. These structures, however, will still lose value if the underlying equity position does not rise.

    We do not see a near-term rise in technology or telecommunication and have therefore trimmed our position in the Scandinavian Telecommunications Basket. During the Reporting Period, we have focused our sector allocation and stock selection on cyclical stocks. At the close of the fiscal year, we held large positions in Adecco SA, (Cyclical Services), Siemens, and Philips (General Industrials). In addition, the Fund held a position in a Cyclicals Basket warrant that encompasses steel, chemicals, and other cyclical sectors. The Fund was also overweighted in the oil sector, with positions in Total Fina and a multinational Oil Basket warrant. Finally, sparked by a recent rally in the Russian markets, our long-term position in the Baring Emerging Europe Trust warrant has nearly tripled in value since October 2001.

    Due to recent rules adopted by the Securities and Exchange Commission relating to fund names and investment policies, the Fund has adopted a non-fundamental policy that under normal market conditions the Fund will invest at least 80% of its net assets in European warrants. Accordingly, the new policy will increase the amount of the Fund's assets invested in European warrants and in turn will increase the Fund's

------ THE EUROPEAN WARRANT FUND, INC.

exposure to the risk associated with these instruments. The Fund will provide shareholders at least 60 days prior notice of any change to this non-fundamental policy.

    We would like to refer shareholders to the Fund's website. Shareholders visiting the address: www.europeanwarrantfund.com will find detailed information such as the current share price, net asset value, premium/discount, and delta. The website is updated on a weekly and monthly basis. It also shows the current share price of the Fund with a delay of approximately 20 minutes.

    In closing, I would like to extend Management's appreciation to shareholders for their continued support during these difficult times. There is evidence that the European equity markets are positioned for a recovery. As a result, we believe that the Fund has "bottomed" and that a slow rebound can be expected as soon as the fundamental economic conditions in Europe improve.

                                          Sincerely,

                                          /s/ Michael Quain

                                          Michael Quain
                                          President

May 6, 2002

    The views expressed in this shareholder letter reflect those of the President of the Fund only through the end of the period covered by the report as stated on the cover. This shareholder letter contains certain forward looking statements regarding the intent, belief or current expectations of the President. Shareholders are cautioned that such forward looking statements are not guarantees of future performance and involve risks and uncertainties and that actual results may differ materially from those in the forward looking statements, as a result of various factors. The President's views are subject to change based on market and other conditions.

                   THE EUROPEAN WARRANT FUND, INC. FACT SHEET
                                  (UNAUDITED)

                               COUNTRY WEIGHTINGS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Multinational          39%
U.S. Cash Equivalents  16%
Eastern Europe          9%
United Kingdom          8%
France                  7%
Netherlands             7%
Germany                 5%
Switzerland             4%
Spain                   4%
Finland                 1%

March 31, 2002

                               SECTOR WEIGHTINGS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Financials                   28%
Non-Cyclical Consumer Goods  18%
Resources                    12%
Non-Cyclical Services        11%
Cyclical Services             9%
General Industrials           6%
Basic Industries              5%
Information Technology        5%
Cyclical Consumer Goods       3%
Utilities                     3%

March 31, 2002

MISCELLANEOUS

Average Life of Derivatives (3/31/02)               2.95 years
Average Gearing (3/31/02)++                         2.97 times
Average Premium (3/31/02)                                5.00%
Average Annual Premium (3/31/02)                         3.79%
Year to Date Total Return* (1/1/02-3/31/02)            (12.19%)
One Year Total Return* (4/1/01-3/31/02)                (44.52%)
Three Year Total Return* (4/1/99-3/31/02)              (32.65%)
Five Year Total Return* (4/1/97-3/31/02)               (11.68%)
Ten Year Total Return* (4/1/92-3/31/02)                  6.51%
Average Annual Total Return Since Inception*
(7/17/90-3/31/02)                                        2.79%

WARRANT CHARACTERISTICS
The cost of a warrant is substantially less than the cost of the underlying securities themselves, and price movements in the underlying securities are generally magnified in the price movements of the warrant. This leveraging effect enables an investor to gain exposure to the underlying instrument with a relatively low capital investment with corresponding risk. Currently, the underlying equity exposure of a Fund share is approximately 2.36 times the value of the share.

TOP TEN WARRANT HOLDINGS AT MARCH 31, 2002

                                         MARKET VALUE  PERCENTAGE+
1   Dow Jones EURO STOXX 50              $11,489,665       18.29%
    Index Cap Lepo (DB), STK 2500,
    expires 12/30/03
2   Baring Emerging Europe Trust, STK      4,860,000        7.74%
    1,
    expires 8/31/04
3   Dow Jones EURO STOXX 50 (ML)           4,851,289        7.72%
    4500, STK 3000, expires 12/31/04
4   Philips (SALO), STK 30,                3,539,305        5.63%
    expires 6/13/03
5   Total Fina SA ADR, STK 47,             3,246,100        5.17%
    expires 8/5/03
6   Scandinavian Telecommunication         3,178,847        5.06%
    Basket (WDR), STK 468,
    expires 6/2/03
7   FTSE 100 Index (DB), STK 5000,         2,917,069        4.64%
    expires 1/30/04
8   Oil Basket (ML), STK 550,              2,525,253        4.02%
    expires 6/20/03
9   Telefonica (ML), STK 13,               2,353,725        3.75%
    expires 6/20/03
10  Vodafone (JPM), STK 145,               1,714,480        2.73%
    expires 8/8/03

Currency Hedge at March 31, 2002                    0.00%

                               GLOSSARY OF TERMS

Annual Premium:         The premium divided by the number of years until
                        expiration of the warrant.
Gearing:                The value of the number of shares underlying each
                        warrant compared to the value of the warrants.
                        This serves as an indicator of the warrant price's
                        sensitivity to a movement in the underlying stock
                        price.
Premium:                The amount by which the sum of a warrant's
                        exercise price and purchase price exceeds the
                        current stock price (in the case of put warrants,
                        the premium is the amount by which the sum of the
                        warrant's exercise price and purchase price is
                        less than the current share price). This is
                        expressed as a percentage of the current stock
                        price.

*Total returns are based on Net Asset Value.
+Percentages are based on Market Value of Investments, other than repurchase agreements, less market value of written options.
++The average gearing is based on the derivative portion of the portfolio.

---- THE EUROPEAN WARRANT FUND, INC.
       PORTFOLIO OF INVESTMENTS
       (PERCENTAGES OF TOTAL NET ASSETS)
       MARCH 31, 2002

    SHARE                                                     VALUE
    AMOUNT                                                  (NOTE 1)
    ------                                                  --------
WARRANTS--84.5%
[ALL NON-INCOME PRODUCING SECURITIES]
                MULTINATIONAL--39.3%
       100,000  Cyclicals Basket (DB), STK 100, expires
                  12/20/02..............................  $  1,570,022
     1,000,000  Dow Jones EURO STOXX 50 Index Cap Lepo
                  (DB), STK 2500, expires 12/30/03......    11,489,665
         7,000  Dow Jones EURO STOXX 50 (ML) 450, STK
                  3000, expires 12/31/04................     4,851,289
     4,000,000  Insurance/Banks Knock-Out (DB), STK
                  0.80, expires 3/5/03..................       781,437
     5,000,000  Oil Basket (ML), STK 550, expires
                  6/20/03...............................     2,525,253
     2,000,000  Scandinavian Telecommunication Basket
                  (WDR), STK 468.25, expires 6/2/03.....     3,178,847
                                                          ------------
                                                            24,396,513
                                                          ------------
                EASTERN EUROPE--9.0%
     3,000,000  Baring Emerging Europe Trust, STK 1,
                  expires 8/31/04.......................     4,860,000
     3,000,000  Templeton Emerging Markets, STK 133,
                  expires 9/30/04.......................       726,112
                                                          ------------
                                                             5,586,112
                                                          ------------
                UNITED KINGDOM--7.5%
         2,300  FTSE 100 Index (DB), STK 5000, expires
                  1/30/04...............................     2,917,069
    12,000,000  Vodafone (JPM), STK 145, expires
                  8/8/03................................     1,714,480
                                                          ------------
                                                             4,631,549
                                                          ------------
                FRANCE--7.5%
        50,000  Carrefour Exane, STK 25, expires
                  3/26/04...............................     1,371,263
       110,000  Total Fina SA ADR, STK 47, expires
                  8/5/03................................     3,246,100
                                                          ------------
                                                             4,617,363
                                                          ------------
    SHARE                                                     VALUE
    AMOUNT                                                  (NOTE 1)
    ------                                                  --------
                NETHERLANDS--7.2%
     2,000,000  ING (SALO), STK 30, expires 6/13/03.....  $    950,207
     4,000,000  Philips (SALO) STK 30, expires
                  6/13/03...............................     3,539,305
                                                          ------------
                                                             4,489,512
                                                          ------------
                GERMANY--5.2%
       100,000  Deutsche Telecommunication Bottom Up
                  (DRB), STK 18, expires 11/26/02.......       748,833
       800,000  Siemens (SALO) STK 70, expires
                  6/13/03...............................     1,140,249
       300,000  Siemens (SALO), STK 66.67, expires
                  12/13/02..............................       615,891
     5,000,000  Thyssen Krupp (SALO) STK 20, expires
                  6/13/03...............................       719,194
                                                          ------------
                                                             3,224,167
                                                          ------------
                SWITZERLAND--4.4%
     2,000,000  Adecco SA, STK 90, expires 12/19/03.....     1,491,384
     2,000,000  Credit Suisse (ZKB), STK 62.5, expires
                  12/17/04..............................     1,033,868
     1,000,000  Zurich Financial Services (ZKB), STK
                  500, expires 3/19/04..................       225,787
                                                          ------------
                                                             2,751,039
                                                          ------------
                SPAIN--3.8%
     5,000,000  Telefonica (ML), STK 12.75, expires
                  6/20/03...............................     2,353,725
                                                          ------------
                FINLAND--0.6%
       500,000  Nokia (SALO), STK 25, expires
                  12/10/04..............................       377,032
                                                          ------------
                TOTAL WARRANTS (Cost $52,262,522).......    52,427,012
                                                          ------------

                See accompanying notes to financial statements.

------- THE EUROPEAN WARRANT FUND, INC.
       PORTFOLIO OF INVESTMENTS--(Continued)
       (PERCENTAGES OF TOTAL NET ASSETS)
       MARCH 31, 2002

                                                              VALUE
PAR VALUE                                                   (NOTE 1)
---------                                                   --------
GOVERNMENT BONDS--16.7%
                UNITED STATES--16.7%
USD 10,000,000  U.S. Treasury Note, 5.750%, 11/15/05
                  (Cost $10,230,357)....................  $ 10,396,875
                                                          ------------
REPURCHASE AGREEMENTS--1.1%
                UNITED STATES--1.1%
   USD 659,572  Investors Bank & Trust Company
                  Repurchase Agreement, dated 3/29/02,
                  due 4/01/02, with a maturity value of
                  $659,628, and an effective yield of
                  1.02%, collateralized by a Federal
                  Home Loan Mortgage Corp., with a rate
                  of 6.732%, a maturity date of 6/01/30,
                  and a market value of $692,639 (Cost
                  $659,572).............................       659,572
                                                          ------------


TOTAL INVESTMENTS--102.3%
  (Cost $63,152,451)...................................     63,483,459
OTHER ASSETS AND LIABILITIES (NET)--(2.3%).............     (1,441,783)
                                                         -------------
TOTAL NET ASSETS--100.00%..............................  $  62,041,676
                                                         =============

                See accompanying notes to financial statements.

---- THE EUROPEAN WARRANT FUND, INC.
       SCHEDULE OF WRITTEN OPTIONS
       MARCH 31, 2002

                                                  STRIKE
CONTRACTS                                         PRICE    VALUE
---------                                         ------   -----
            FINLAND
   100,000  Nokia OTC Put, expires
            9/20/02.......................  EUR      24   $259,781
                                                          --------
            GERMANY
   200,000  Infineon OTC Put, expires
            6/21/02.......................  EUR      26    430,645
   100,000  SAP Put, expires 9/21/02......  EUR      35    257,500
                                                          --------
                                                           688,145
                                                          --------


TOTAL WRITTEN OPTIONS (Premiums received $1,098,194)....  $947,926
                                                          ========

NOTES TO THE SCHEDULE OF WRITTEN OPTIONS:

         GLOSSARY OF TERMS
EUR     --      Euro
USD     --      United States Dollar
OTC     --      Over the Counter

                See accompanying notes to financial statements.

---- THE EUROPEAN WARRANT FUND, INC.
       STATEMENT OF ASSETS AND LIABILITIES
       MARCH 31, 2002

ASSETS:
    Investments, at value (Cost $63,152,451)
      (Note 1)....................................  $  63,483,459
    Foreign currency, at value (Cost $645,967)
      (Note 1)....................................        648,055
    Receivable for investment securities sold.....      2,914,260
    Dividends and interest receivable.............        252,463
    Prepaid expenses and other assets.............         41,760
                                                    -------------
          Total assets............................     67,339,997
                                                    -------------

LIABILITIES:
    Written options, at value (Premiums received
      $1,098,194) (Notes 1 and 3).................  $     947,926
    Payable for investment securities purchased...      4,035,513
    Payable for premium on purchased options......        128,147
    Investment advisory fee payable (Note 2)......         63,710
    Accrued expenses and other payables...........        123,025
                                                    -------------
          Total liabilities.......................      5,298,321
                                                    -------------
TOTAL NET ASSETS..................................  $  62,041,676
                                                    =============

NET ASSETS CONSIST OF (NOTE 1):
    Par value.....................................  $      14,585
    Paid-in capital in excess of par value........    175,444,719
    Accumulated net investment income.............        393,971
    Accumulated net realized loss on
      investments.................................   (114,291,921)
    Net unrealized appreciation on investments....        480,322
                                                    -------------
TOTAL NET ASSETS (equivalent to $4.25 per share
  based on 14,585,366 shares of common stock
  outstanding from 100,000,000 authorized with
  $0.001 par value)...............................  $  62,041,676
                                                    =============

                See accompanying notes to financial statements.

---- THE EUROPEAN WARRANT FUND, INC.
       STATEMENT OF OPERATIONS
       FOR THE YEAR ENDED MARCH 31, 2002

INVESTMENT INCOME:
    Interest......................................  $     553,089
    Dividends (net of foreign withholding taxes of
      $10,264)....................................         76,047
                                                    -------------
          Total investment income.................        629,136
                                                    -------------
EXPENSES:
    Investment advisory fee (Note 2)..............      1,068,984
    Legal and audit fees..........................        148,401
    Administration and custodian fees.............        320,193
    Transfer agent fees...........................         60,161
    Insurance expense.............................         57,177
    Printing and postage expense..................         53,741
    Directors' fees and expenses (Note 2).........         35,060
    Shareholders servicing fee (Note 2)...........        213,797
    Other.........................................         71,029
                                                    -------------
          Total expenses..........................      2,028,543
            Less: Custodian offset arrangement
              (Note 2)............................       (237,196)
                 Shareholder servicing fees waived
              (Note 2)............................       (213,797)
                                                    -------------
          Net expenses............................      1,577,550
                                                    -------------
NET INVESTMENT LOSS...............................       (948,414)
                                                    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    (Notes 1 and 3)
    Net realized gain (loss) on:
        Securities transactions...................    (51,591,749)
        Written options transactions..............     (9,820,312)
        Forward foreign currency contracts........         81,415
        Foreign currencies and net other assets...       (191,199)
                                                    -------------
              Net realized loss on investments....    (61,521,845)
                                                    -------------
    Net change in unrealized appreciation of:
        Securities................................      9,778,855
        Written options...........................      2,609,973
        Foreign currencies and net other assets...        386,320
                                                    -------------
              Net change in unrealized
                appreciation of investments.......     12,775,148
                                                    -------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS...    (48,746,697)
                                                    -------------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS......................................  $ (49,695,111)
                                                    =============

                See accompanying notes to financial statements.

---- THE EUROPEAN WARRANT FUND, INC.
       STATEMENT OF CHANGES IN NET ASSETS

                                            YEAR ENDED      YEAR ENDED
                                          MARCH 31, 2002  MARCH 31, 2001
                                          --------------  --------------
CHANGE IN NET ASSETS FROM OPERATIONS
Net investment loss.....................   $   (948,414)  $  (1,843,186)
Net realized loss on investments........    (61,521,845)    (51,483,843)
Net change in unrealized appreciation
  (depreciation) of investments.........     12,775,148    (132,153,585)
                                           ------------   -------------
Net decrease in net assets resulting
  from operations.......................    (49,695,111)   (185,480,614)
Distributions to shareholders from net
  realized gains........................             --     (21,379,360)
Increase in net assets resulting from
  shares issued from dividend
  reinvestment (0 and 1,248,273 shares,
  respectively).........................             --      11,858,595
                                           ------------   -------------
Net decrease in net assets..............    (49,695,111)   (195,001,379)

NET ASSETS:
  Beginning of period...................    111,736,787     306,738,166
                                           ------------   -------------
  End of period (including accumulated
    undistributed net investment income
    of $393,971 and $294,266,
    respectively).......................   $ 62,041,676   $ 111,736,787
                                           ============   =============

                See accompanying notes to financial statements.

---- THE EUROPEAN WARRANT FUND, INC.
       FINANCIAL HIGHLIGHTS
       FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                    YEAR ENDED MARCH 31,
                                  --------------------------------------------------------
                                    2002        2001        2000        1999        1998
                                  --------    --------    --------    --------    --------
Net asset value, beginning of
  year........................    $  7.66     $  23.00    $  18.52    $  23.15    $  18.57
                                  -------     --------    --------    --------    --------
Income (Loss) from investment
  operations:
  Net investment loss(1)(2)...      (0.07)       (0.14)      (0.11)      (0.18)      (0.21)
  Net realized and unrealized
    gain (loss) on
    investments(2)............      (3.34)      (13.33)       8.41       (1.26)      12.50
                                  -------     --------    --------    --------    --------
      Total income (loss) from
        investment
        operations............      (3.41)      (13.47)       8.30       (1.44)      12.29
                                  -------     --------    --------    --------    --------
Capital effect of dividend
  reinvestment................         --        (0.27)      (0.47)      (0.19)      (1.06)
Less distributions:
  From net realized gains on
    investments...............         --        (1.60)      (3.35)      (3.00)      (6.65)
      Total distributions.....         --        (1.60)      (3.35)      (3.00)      (6.65)
                                  -------     --------    --------    --------    --------
NET ASSET VALUE, END OF
  YEAR........................    $  4.25     $   7.66    $  23.00    $  18.52    $  23.15
                                  =======     ========    ========    ========    ========
MARKET VALUE, END OF YEAR.....    $ 3.970     $  6.750    $ 17.375    $ 14.000    $ 22.500
                                  =======     ========    ========    ========    ========
  Total return................     (41.19)%     (54.60)%     46.77%     (26.80)%    148.77%
                                  =======     ========    ========    ========    ========
Ratios/Supplemental data:
  Net assets, end of year
    (000's)...................    $62,042     $111,737    $306,738    $221,639    $247,170
  Ratio of net investment loss
    to average net assets.....      (1.11)%      (0.84)%     (0.55)%     (0.78)%     (0.95)%
  Ratio of gross expenses to
    average net assets(3).....       2.13%        1.61%       1.60%       1.77%       1.72%
  Ratio of net expenses to
    average net assets(1).....       1.85%        1.48%       1.54%       1.63%       1.65%
  Portfolio turnover rate.....        778%         216%         65%         81%         95%

------------------------

(1)  The net expenses of the Fund reflect a waiver of fees by the Fund's investment adviser. Had such action not been taken, the net loss per share and the operating expense ratios would have been:
     Net investment loss per
     share....................    $ (0.08)    $  (0.18)   $  (0.18)   $  (0.22)   $  (0.21)
       Ratio of net expenses
       to average net
       assets.................       2.10%        1.86%       1.85%       1.81%       1.65%
(2)  Based on average shares outstanding during the period.
(3)  The fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

                See accompanying notes to financial statements.

---- THE EUROPEAN WARRANT FUND, INC.
       NOTES TO FINANCIAL STATEMENTS
       MARCH 31, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

   The European Warrant Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on May 23, 1990 and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is enhanced capital growth, which the Fund seeks to achieve by investing primarily in equity warrants of Western European issuers.

    The Fund's investments in European warrants involve certain considerations not typically associated with investments in securities of U.S. companies or the United States government, including risks relating to (1) price volatility in and relative illiquidity of European warrant markets; (2) currency exchange matters; (3) restrictions on foreign investment; (4) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation; and (5) certain economic and political conditions.

    The presentation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

        PORTFOLIO VALUATION: All non-German securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the mean between the bid and asked quotations. If bid and ask quotations are not available, the security is priced at the bid quotation. If this is unavailable, the security is priced at the last available quoted price. German securities which trade on the German exchange are valued at the last sale price prior to the time of determination. If this quotation is not available, the securities are valued at the Kassa closing price of the exchange. Securities that are traded over-the-counter are valued at the mean between the current bid and asked prices. If bid and asked quotations are not available, then over-the-counter securities will be valued as determined in good faith according to procedures established by the Fund's Board of Directors. In making this determination, the Board will consider, among other things, publicly available information regarding the issuer, market conditions and values ascribed to comparable companies. In instances where the price determined above is deemed not to represent fair market value, the price is determined in such manner as the Board may prescribe. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost unless this is determined by the Fund's Board of Directors not to represent fair value. All other securities and assets are reported at fair value as determined in good faith according to procedures established by the Fund's Board of Directors.

------- THE EUROPEAN WARRANT FUND, INC.
       NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
       MARCH 31, 2002

        WARRANTS: Under normal market conditions, the Fund invests primarily in European warrants. The Fund's holdings of European warrants may consist of equity warrants, basket warrants, index warrants, covered warrants, interest rate warrants, currency options and long-term options of, or relating to, European issuers. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying securities themselves, and price movements in the underlying securities are generally magnified in the price movements of the warrant. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

        REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of underlying debt securities subject to an obligation of the seller to repurchase, and the Fund to resell such securities at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the securities subject to the repurchase agreement at all times will be equal to at least 100% of the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund has the right to use such securities to offset losses incurred. There is potential loss to a Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's investment adviser, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

        FOREIGN CURRENCY: The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at exchange rates prevailing at the end of the period; purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Unrealized gains or losses on investments which result from changes in foreign currencies have been included in the unrealized appreciation/(depreciation) of investments. Net realized currency gains and losses include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.

        OPTIONS: Purchases of put and call options are recorded as an investment, the value of which is marked-to-market at each valuation date. When a purchased option expires, the Fund will realize a loss equal to the premium paid. When the Fund enters into a closing sale transaction, the Fund will

------- THE EUROPEAN WARRANT FUND, INC.
       NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
       MARCH 31, 2002

    realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

        When the Fund writes a call option or a put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, the Fund realizes a gain equal to the amount of the premium originally received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium originally received when the option was sold/written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.

        Unlike options on specific securities, all settlements of options on stock indices are in cash and gains or losses depend on general movements in the stocks included in the index rather than price movements in a particular stock. There is no physical delivery of securities. Further, when the Fund writes an uncovered call option, the Fund must set aside collateral sufficient to cover the cost of purchasing the underlying security in the event that the counterparty to the transaction exercises the contract.

        The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. In addition, the Fund could be exposed to risks if the counterparties to the transaction are unable to meet the terms of the contracts.

        OVER-THE-COUNTER OPTIONS: The Fund may invest in options on securities which are traded in the over-the-counter market. The applicable accounting principles used are the same as those for options discussed above.

        FORWARD FOREIGN CURRENCY CONTRACTS: Forward foreign currency contracts are valued at the forward rate and are marked-to-market at each valuation date. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

------- THE EUROPEAN WARRANT FUND, INC.
       NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
       MARCH 31, 2002

        As part of its investment strategy, the Fund uses forward foreign currency contracts to hedge the Fund's portfolio holdings against currency risks. With respect to the Fund's obligations to purchase or sell currencies under forward foreign currency contracts, the Fund will either deposit with its custodian in a segregated account cash or other liquid securities having a value at least equal to its obligations, or continue to own or have the right to sell or acquire, respectively, the currency subject to the forward foreign currency contract.

        The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

        FINANCIAL FUTURES CONTRACTS: Upon entering into a futures contract, the Fund is required to deposit with the broker or to segregate for the benefit of the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract.

        For long futures positions, the asset is marked-to-market daily. For short futures positions, the liability is marked-to-market daily. The daily changes in the contract are recorded as unrealized gains or losses. The Fund realizes a gain or loss when the contract is closed.

        There are several risks connected with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

        SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon after the ex-date as the Fund is informed of the dividend. Interest income is recorded when earned.

        DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, if any, and any net realized long-term capital gains in excess of net realized short-term capital losses. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, foreign currency transactions,

------- THE EUROPEAN WARRANT FUND, INC.
       NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
       MARCH 31, 2002

    other temporary and permanent differences and differing characterization of distributions made by the Fund as a whole. For financial statement presentation purposes, the components of net assets in the Statement of Assets and Liabilities have been adjusted to reflect their tax basis attributes.

        Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended March 31, 2002, the Fund reclassified $1,048,119 to increase accumulated net investment income, with a decrease of $36,251 to paid-in-capital and a decrease to accumulated net realized loss of $1,011,868.

        FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company for Federal income tax purposes. Accordingly, no income tax provision is required. It is expected that certain capital gains earned by the Fund and certain dividends and interest received by the Fund will be subject to foreign withholding taxes.

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS

   Julius Baer Securities Inc. (the "Adviser") serves as the Fund's investment adviser pursuant to an advisory agreement with the Fund. The Fund pays the Adviser a fee for its advisory services at an annual rate of 1.25% of the value of the Fund's weekly average net assets. The Fund pays Julius Baer Asset Management Ltd., Zurich, an affiliate of the adviser, 0.25% of the value of the Fund's weekly average net assets for shareholder servicing and other services of which 0.25% was waived during the year ended March 31, 2002.

    No director, officer or employee of the Adviser or any affiliates of the Adviser will receive any compensation from the Fund for serving as an officer or director of the Fund.

    The Fund has entered into an expense offset arrangement as part of its custody agreement with Investors Bank & Trust Company. Under this arrangement, the Fund's administration and custodian fees are reduced when the Fund maintains cash on deposit at the custodian.

3. PURCHASES AND SALES OF SECURITIES

   Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended March 31, 2002 amounted to $645,976,640 and $638,254,254 respectively.

------- THE EUROPEAN WARRANT FUND, INC.
       NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
       MARCH 31, 2002

    Activity in written options for the year ended March 31, 2002 was as follows:

                                                         NUMBER OF
                                            PREMIUM      CONTRACTS
                                            -------      ---------
Options outstanding at March 31, 2001...  $  2,803,897       480,000
Options written.........................    57,633,270    48,022,500
Options expired.........................      (748,118)   (2,000,000)
Options closed..........................   (58,590,855)  (46,102,500)
                                          ------------  ------------
Options outstanding at March 31, 2002...  $  1,098,194       400,000
                                          ============  ============

    At March 31, 2002, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amount to $7,355,637 and $7,024,629, respectively. Tax cost for investment securities at March 31, 2002 was $63,152,435.

    At March 31, 2002, the unrealized appreciation on written options and foreign currency was $150,268 and $2,088, respectively. The unrealized depreciation on foreign currency was $3,042.

4. FEDERAL TAX INFORMATION

   At March 31, 2002, the Fund had $14,562,281 and $92,632,637 available as capital loss carryforwards which expire in 2008 and 2009, respectively.

    From November 1, 2001 to March 31, 2002, the Fund incurred $7,097,003 of net losses. The Fund intends to elect to defer these losses and treat them as arising on April 1, 2002.

    The Fund paid foreign taxes of $10,264 or $0.001 per share during the year ended March 31, 2002.

5. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

                                                                                                           NET
                                                                           NET REALIZED AND        INCREASE/(DECREASE)
                                                   NET INVESTMENT       UNREALIZED GAIN/(LOSS)      IN NET ASSETS FROM
                           INVESTMENT INCOME       INCOME (LOSS)            ON INVESTMENTS              OPERATIONS
                           ------------------  ----------------------  ------------------------  ------------------------
QUARTER ENDED:              TOTAL   PER SHARE     TOTAL     PER SHARE      TOTAL      PER SHARE      TOTAL      PER SHARE
--------------              -----   ---------     -----     ---------      -----      ---------      -----      ---------
June 30, 2000............  543,918      .04     (535,985)       (.04)   (46,169,800)     (3.46)   (46,705,785)     (3.50)
September 30, 2000.......  268,777      .02     (613,682)       (.05)   (28,994,577)     (2.17)   (29,608,259)     (2.22)
December 31, 2000........  338,064      .03     (416,356)       (.03)   (34,899,708)     (2.65)   (35,316,064)     (2.68)
March 31, 2001...........  280,326      .02     (277,163)       (.02)   (73,573,343)     (5.04)   (73,850,506)     (5.06)
June 30, 2001............  331,808      .02     (249,996)       (.02)    (4,275,038)      (.29)    (4,525,034)      (.31)
September 30, 2001.......  227,373      .02     (176,002)       (.01)   (25,020,969)     (1.72)   (25,196,971)     (1.73)
December 31, 2001........  134,816      .01     (284,237)       (.02)   (11,096,628)      (.76)   (11,380,865)      (.79)
March 31, 2002...........  148,936      .01     (238,179)       (.02)    (8,354,062)      (.57)    (8,592,241)      (.59)

---- THE EUROPEAN WARRANT FUND, INC.
       INDEPENDENT AUDITORS' REPORT

The Board of Directors
The European Warrant Fund, Inc.

    We have audited the accompanying statement of assets and liabilities of The European Warrant Fund, Inc., including the portfolio of investments, as of March 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The European Warrant Fund, Inc. as of March 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
May 1, 2002

---- THE EUROPEAN WARRANT FUND, INC.
       ADDITIONAL INFORMATION (UNAUDITED)

    PORTFOLIO MANAGEMENT

    In managing the day-to-day operations of the Fund, including the making of all investment decisions, the Adviser employs Andrea Quapp as Chief Investment Officer of the Fund. Ms. Quapp is employed as a First Vice President of Investments with the Adviser and is currently also a First Vice President of Julius Baer Asset Management Ltd., an affiliate of the Adviser. Peter Reinmuth serves as an Investment Officer and Vice President of the Fund.

    INVESTMENT POLICY CHANGES

    The following changes to the non-fundamental investment policies of the Fund and additional investment strategies have been implemented since the issuance of the Fund's Prospectus dated September 3, 1993.

        1. The Fund may write put options on securities and foreign currencies with total market value not exceeding 5% of total assets.

        2. The policy that limits the value of the underlying securities on which covered call options are written to 35% of the total assets of the Fund has been eliminated.

        3. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, member banks of the Federal Reserve System or the Fund's custodian.

        4. The Board has further clarified the existing policy that the Fund is required to concentrate at least 25% of its assets in securities issued by banks or bank holding companies by eliminating the inconsistent disclosure that the Adviser does not anticipate that it will have more than 25% of its assets in bank issued warrants or similar bank issued equity securities.

        5. The Fund has begun using portfolio securities (as opposed to cash or cash equivalents) to satisfy asset segregation requirements in connection with certain trading practices.

        6. The policy which allows the Fund to invest up to 5% of its total assets in Eastern European equity securities or warrants has been amended to allow the Fund to invest up to 10% of its total assets in such instruments and the definition of Eastern Europe was expanded to include the Newly Independent States of the ex-Soviet Union.

        7. The Fund may both purchase and sell interest rate futures contracts that are traded on regulated exchanges, including non-U.S. exchanges to the extent permitted by the U.S. Commodity Futures Trading Commission.

        8. Fund shareholders changed the Fund's status from a diversified to a non-diversified management investment company at the Fund's June 26, 1997 annual meeting.

        9. Effective July 31, 2002 the Fund will normally invest at least 80% of its net assets (including borrowings for investment purposes) in European warrants.

------- THE EUROPEAN WARRANT FUND, INC.
       ADDITIONAL INFORMATION (UNAUDITED)--(CONTINUED)

    DISCOUNT

    On various occasions, the Board of Directors has considered several alternatives to address the Fund's discount. The Board will continue to discuss alternatives at future Board meetings.

    The Fund currently intends to repurchase shares of the Fund on the open market if Fund management believes such action is in the best interest of the Fund. There can be no assurance that the Fund will repurchase any shares of the Fund under any given circumstances.

    QUARTERLY EARNINGS RELEASE

    The Fund issues, in a press release, interim earnings statements on a quarterly basis which compare the Fund's current quarterly performance against the corresponding quarter from the previous fiscal year. In addition, the Fund sends unaudited semi-annual and audited annual reports, including a list of investments held, to its stockholders.

    ANNUAL MEETING OF SHAREHOLDERS

    The Fund held its annual meeting of Shareholders on June 27, 2001. 14,585,317.160 common shares were outstanding on May 1, 2001, the record date for shares eligible to vote at the meeting. 13,205,108.597 (90.537% of the record date common shares) were represented at the meeting. The following actions were taken by the shareholders:

ITEM 1: The election of Antoine Bernheim, Martin Vogel, and Thomas J. Gibbons as Directors of the Fund.

NOMINEES FOR CLASS I DIRECTOR             NUMBER OF SHARES
ELECTED BY ALL SHAREHOLDERS                 AFFIRMATIVE       WITHHELD
-----------------------------             ----------------    --------
Antoine Bernheim........................      12,970,831       234,276
Martin Vogel............................      11,616,118     1,588,990

NOMINEES FOR CLASS II DIRECTOR            NUMBER OF SHARES
ELECTED BY ALL SHAREHOLDERS                 AFFIRMATIVE       WITHHELD
------------------------------            ----------------    --------
Thomas J. Gibbons.......................      12,973,631       231,477

    Messrs. Lawrence A. Fox, Harvey B. Kaplan, and Bernard Spilko continue in office as directors.

    DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by Investors Bank & Trust Company ("IBT") as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") may be reinvested by the broker or nominee in additional shares under the Plan, but only if the service is provided by the broker or nominee, unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may

------- THE EUROPEAN WARRANT FUND, INC.
       ADDITIONAL INFORMATION (UNAUDITED)--(CONTINUED)

not be able to transfer the Common Stock to another broker or nominee of a broker or other nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

    The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of stock from the Fund valued at market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceeding trading day. To the extent the Fund issues shares of Common Stock to participants in the Plan at a discount to net asset value, the remaining shareholders' interests in the Fund's net assets will be diluted proportionately. If the Fund should declare an income dividend or capital gains distribution payable only in cash, IBT will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date.

    Participants in the Plan have the option of making additional semi-annual cash payments to IBT in any amount from $100 to $3,000 for investment in Fund shares. IBT uses all funds so received to purchase Fund shares in the open market on or about February 15 and August 15 of each year. Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant, however, bears a pro rata share of brokerage commissions incurred with respect to IBT's open market purchases of Fund shares in connection with voluntary cash payments or the reinvestment of dividends or capital gains distributions payable only in cash.

    The automatic reinvestment of dividends and capital gains distributions does not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan is treated for federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

    A shareholder may terminate participation in the Plan at anytime by notifying IBT in writing. A termination will be effective immediately if notice is received by IBT not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first trading day after the dividend or distribution has been credited to the participant's account in additional shares of Common Stock of the Fund. Upon termination and according to a participant's instructions, IBT will either (a) issue certificates from the whole shares credited to your Plan account and a check representing any fractional shares or (b) sell the shares in the market. There will be a $5.00 fee assessed for liquidation service, plus brokerage commissions, and IBT is authorized to sell a sufficient number of a participant's shares to cover such amounts.

------- THE EUROPEAN WARRANT FUND, INC.
       ADDITIONAL INFORMATION (UNAUDITED)--(CONTINUED)

    The Plan is described in more detail on pages 40-42 of the Fund's Prospectus dated September 3, 1993. Information concerning the Plan may be obtained from IBT at 1-(800) 387-6977.

    DIVIDEND REINVESTMENT PRIVILEGE

    Under the Fund's Dividend Reinvestment Privilege (the "Reinvestment Privilege"), a shareholder who is not otherwise participating in the Dividend Reinvestment and Cash Purchase Plan will have all distributions to which the Reinvestment Privilege applies reinvested automatically by IBT as agent under the Reinvestment Privilege, unless the shareholder elects to receive cash.

    Whenever the Directors of the Fund declare a capital gains distribution or an income dividend payable either in shares of Common Stock ("Shares") or cash, the Fund will send shareholders who are not otherwise participating in the Plan a notice (the "Notice") indicating a distribution payable in cash or additional Shares issued by the Fund. Shareholders who are not otherwise participating in the Plan will be given the option to receive the distribution in additional Shares or cash, net of any applicable U.S. withholding tax. Shareholders who desire to receive the distribution in additional Shares need do nothing further. Shareholders who desire the distribution in cash must notify the Fund in the form specified in the Notice. Any cash payments will be paid by the Fund in U.S. dollars by check, mailed directly to the Shareholder by IBT as the Fund's dividend paying agent.

    Whenever market price per Share is equal to or exceeds net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gains distribution, the Fund will issue new Shares to participants valued at net asset value or, if the net asset value is less than 95% of the market price of the Shares on the valuation date, then valued at 95% of the market price. If net asset value of the Shares on the valuation date exceeds the market price of Shares on that date, participants will receive Shares from the Fund valued at market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. To the extent the Fund issues Shares to participants in the Plan at a discount to net asset value, the remaining shareholders' interests in the Fund's net assets will be diluted proportionately. If the Fund should declare an income dividend or capital gains distribution payable only in cash, participants in the Reinvestment Privilege will receive cash while participants in the Dividend Reinvestment and Cash Purchase Plan will receive the distribution as provided for in such Plan.

    IBT will confirm in writing to the shareholder each acquisition made for her or his account as soon as practicable but not later than 60 days after the date thereof. Although the shareholder may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to the shareholder's account under the Reinvestment Privilege, IBT will adjust for any such undivided fractional interest in cash at the market value of the shares at the time of termination. Any stock dividends or split Shares distributed by the Fund on Shares held by IBT for the shareholder will be credited to the shareholder's account.

------- THE EUROPEAN WARRANT FUND, INC.
       ADDITIONAL INFORMATION (UNAUDITED)--(CONTINUED)

    The Reinvestment Privilege may be terminated by IBT or the Fund as applied to any dividend or distribution paid subsequent to notice of the termination in writing mailed to the participants in the Reinvestment Privilege at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund. Upon any termination of the Reinvestment Privilege with respect to the reinvestment of dividends and distributions generally, IBT will either
(a) issue certificates from the whole Shares credited to the Participant's Plan account and a check representing any fractional Shares or (b) sell the Shares in the market. There will be a $5.00 fee assessed for liquidation service, plus brokerage commissions, and IBT is authorized to sell a sufficient number of a participant's Shares to cover such amounts.

    These terms and conditions may be amended or supplemented by IBT or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to participants in the Reinvestment Privilege appropriate written notice at least 30 days prior to the effective date thereof. Upon any such appointment of a successor agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor agent, for shareholders' accounts, all dividends and distributions payable on the Shares held in the shareholders' name or under the Reinvestment Privilege for retention or application by such successor agent as provided in these terms and conditions.

    Information concerning the Reinvestment Privilege may be obtained from IBT at 1-(800) 387-6977.

---------  THE EUROPEAN WARRANT FUND, INC.
       ADDITIONAL INFORMATION (UNAUDITED)--(CONTINUED)

INVESTMENT ADVISER

Julius Baer Securities Inc.
330 Madison Avenue
New York, New York 10017

ADMINISTRATOR, CUSTODIAN
& TRANSFER AGENT

Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

INDEPENDENT AUDITORS

KPMG LLP
99 High Street
Boston, Massachusetts 02110

COUNSEL

Paul, Weiss, Rifkind, Wharton & Garrison
1285 Avenue of the Americas
New York, New York 10019-6064

SHAREHOLDER SERVICING AGENT

Julius Baer Asset Management Ltd., Zurich
Brandschenkestrasse 40
CH-8010 Zurich

                          www.europeanwarrantfund.com

---- THE EUROPEAN WARRANT FUND AS OF MARCH 31, 2002
       INVESTMENT MANAGEMENT
THE EUROPEAN WARRANT FUND, INC.

   Disinterested Directors:

                                POSITION(S)  TERM OF OFFICE(1)                                       OTHER
NAME, AGE,                       HELD WITH     AND LENGTH OF       PRINCIPAL OCCUPATION(S)       DIRECTORSHIPS
AND ADDRESS                        FUND         TIME SERVED        DURING THE PAST 5 YEARS      HELD BY DIRECTOR
-----------                     -----------  -----------------  ------------------------------  ----------------
Antoine Bernheim,               Director     Since 1990         President, Dome Capital
Age 48                                                          Management, Inc.; Chairman,
330 Madison Avenue,                                             Dome Securities Corp.
New York, NY 10017                                              (1995-present); President, The
                                                                U.S. Offshore Funds Directory
                                                                Inc.

Lawrence A. Fox,                Director     Since 1990         Consulting Economist
Age 79
330 Madison Avenue,
New York, NY 10017

Thomas J. Gibbons,              Director     Since 1993         President, Cornerstone
Age 53                                                          Associates Management
330 Madison Avenue,                                             (Consulting Firm) and Senior
New York, NY 10017                                              Partner, Alignment Consulting
                                                                International, LLC
                                                                (1999-present).

Harvey B. Kaplan,               Director     Since 1990         Controller (Chief Financial     Trustee, Julius
Age 63                                                          Officer), Easter                Baer Investment
330 Madison Avenue,                                             Unlimited, Inc. (toy company);  Funds
New York, NY 10017                                              Director of the European
                                                                Warrant Fund.

   Interested Directors:

                                POSITION(S)  TERM OF OFFICE(1)                                       OTHER
NAME, AGE,                       HELD WITH     AND LENGTH OF       PRINCIPAL OCCUPATION(S)       DIRECTORSHIPS
AND ADDRESS                        FUND         TIME SERVED        DURING THE PAST 5 YEARS      HELD BY DIRECTOR
-----------                     -----------  -----------------  ------------------------------  ----------------
Bernard Spilko,(2)              Director     Since 1993         General Manager and Senior      Julius Baer
Age 60,                         and                             Vice President of Bank Julius   Investment Funds
330 Madison Avenue,             Chairman                        Baer & Co., Ltd., New York
New York, NY 10017                                              Branch; Managing Director of
                                                                Julius Baer Securities Inc.;
                                                                Chairman of the Board of The
                                                                European Warrant Fund, Inc.

Martin Vogel,(3)                Director     Since 1997         Member of Management            Trustee of
Age 39                                                          Committee, Julius Baer          Julius Baer
330 Madison Avenue,                                             Investment Fund Services,       Investment Funds
New York, NY 10017                                              Ltd., (1996-present);
                                                                Attorney, Schaufelberger & van
                                                                Hoboken, (1994-1996);
                                                                Director, The European Warrant
                                                                Fund, Inc., (1997-present);
                                                                Secretary of the Board of
                                                                Directors of the Luxembourg
                                                                domiciled investment companies
                                                                and of Julius Baer Investment
                                                                Fund Services, Ltd.,
                                                                (1996-present).

(1) The term of office for each director is 3 years and until each successor is duly elected and qualified. Under the Firm's retirement policy, Directors must retire upon reaching age 75.

(2) Mr. Spilko is deemed to be "interested," as defined in the 1940 Act, because of his position with Julius Baer Securities Inc., the Fund's Investment Adviser, and with Bank Julius Baer & Co., Ltd., an affiliate of the Adviser.

(3) Mr. Vogel is deemed to be "interested," as defined in the 1940 Act, because of his position with Julius Baer Investment Fund Services, Ltd., an affiliate of the Adviser.

------ THE EUROPEAN WARRANT FUND AS OF MARCH 31, 2002
       INVESTMENT MANAGEMENT--(CONTINUED)

   Principal Officers Who are Not Directors:

                                     POSITION(S)  TERM OF OFFICE(1)
NAME, AGE,                            HELD WITH     AND LENGTH OF          PRINCIPAL OCCUPATION(S)
AND ADDRESS                             FUND         TIME SERVED           DURING THE PAST 5 YEARS
-----------                          -----------  -----------------  -----------------------------------
Michael Quain,                       President    Since 1997         First Vice President of Bank Julius
Age 44                               and Chief                       Baer & Co., Ltd., New York Branch;
330 Madison Avenue,                  Financial                       Vice President of Julius Baer
New York, NY 10017                   Officer                         Securities Inc.; President and
                                                                     Chief Financial Officer of The
                                                                     European Warrant Fund, Inc.

Andrea Quapp,                        Vice         Since 2001         Managed segregated accounts for
Age 38                               President                       foreign institutional clients and
330 Madison Avenue,                  and Chief                       Head of one of the European equity
New York, NY 10017                   Investment                      groups in Zurich, (1994-1999);
                                     Officer                         Senior Portfolio Strategist of
                                                                     European Equities and Member of
                                                                     European Strategy Team responsible
                                                                     for all European investments,
                                                                     (1999-2000); Head of Swiss Equity
                                                                     Team within UBS Asset Management,
                                                                     (2000-2001); First Vice President,
                                                                     Julius Baer Asset Management,
                                                                     (2001-present).

Peter Reinmuth,                      Vice         Since 1999         Vice President of Investments,
Age 32                               President                       Julius Baer Securities, Inc.
330 Madison Avenue,                  and
New York, NY 10017                   Investment
                                     Officer

Hector Santiago,                     Vice         Since 1998         First Vice President of Bank Julius
Age 33                               President                       Baer & Co., Ltd. (New York Branch)
330 Madison Avenue,                                                  and Julius Baer Securities Inc.,
New York, NY 10017                                                   (1998-present); Assistant Vice
                                                                     President Accounting, Operations &
                                                                     Trading Manager, EFG Capital Intl.
                                                                     (broker-dealer firm) (1996-1998).

Craig Giunta,                        Treasurer    Since 2001         Supervisor, Neuberger Berman LLC.
Age 30                               and
330 Madison Avenue,                  Secretary
New York, NY 10017

Paul J. Jasinski,                    Assistant    Since 1995         Managing Director, Investors Bank
Age 55                               Treasurer                       and Trust Co., (1990-present).
200 Clarendon St.
Boston, MA 02116

James L. Smith,                      Assistant    Since 2001         Director, Investors Bank and Trust
Age 42                               Treasurer                       Co. (2001-present); Executive
200 Clarendon St.                                                    Director, USAA/IMCO (Investment
Boston, MA 02116                                                     Management Firm) (1999-2001);
                                                                     Compliance Officer, BISYS (Mutual
                                                                     Fund Administrator) (1996-1999).

Cynthia J. Surprise,                 Assistant    Since 1999         Director and Counsel, Mutual Fund
Age 55                               Secretary                       Administration -- Legal, Investors
200 Clarendon St.                                                    Bank and Trust Co., (1999-present);
Boston, MA 02116                                                     Vice President, State Street
                                                                     Bank & Trust Company, (1995-1999).

(1) The term of office for each officer is one year and until each successor is chosen and duly qualified.

                                                 THE EUROPEAN WARRANT FUND, INC.
                                       -----------------------------------------

                                                                   ANNUAL REPORT
                                                                  MARCH 31, 2002

THE EUROPEAN WARRANT FUND, INC.

330 MADISON AVENUE
NEW YORK, NEW YORK 10017

This report is sent to the
shareholders of The European
Warrant Fund, Inc. (the "Fund")
for their information. It is not
a Prospectus, circular or
representation intended for use
in the purchase or sale of
shares of the Fund or of any
securities mentioned in the
report.

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